Bank of South Carolina Corporation 10-K

Exhibit 10.11

STATE OF SOUTH CAROLINA
SECOND AMENDMENT TO LEASE AGREEMENT
COUNTY OF CHARLESTON

THIS SECOND AMENDMENT TO LEASE AGREEMENT (“Amendment”) is made and entered into this__ day of January , 2016, by and between SUNSET SOUTHSTAR LLC, a North Carolina limited liability company (“Landlord”) and THE BANK OF SOUTH CAROLINA (“Tenant”).

WITNESSETH:

WHEREAS, Weber USA Corporation, as agent for and sole member of Highway 78 Frontage Tracts, LLC (“Weber”) and Tenant are parties to that certain Lease Agreement dated January 28, 2014 (the “Lease”) for certain premises and improvements described in the Lease that consist of Suite 100 within a to be constructed building situated in Ingleside on the south side of US Highway 78 and west side of Ingleside Boulevard, as more specifically described in the Lease (“Demised Premises”); and

WHEREAS, Weber assigned the Lease to Landlord and Landlord is the current owner of the Development;
and

WHEREAS, Landlord and Tenant desire to amend the Lease as expressly set forth below.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained and the sum of Ten Dollars, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1. SECTION 6(a). The amount Base Rent as defined in Section 6(a) of the Lease shall remain of the same stated amount and be based on the same adjustments.

2. SECTION 5(a). Section 5(a) of the Lease is deleted in its entirety and replaced with the following:

“a. Initial Term. The initial term of this Lease shall be for a period from the Effective Date (the date set forth on Page 1 of this Lease) up to the Rent Commencement Date, as hereinafter defined in Paragraph 6(e), (the “Initial Term”), and thereafter will be for a term of fifteen (15) years from the Rent Commencement Date (the “Lease Term”). The Landlord’s delivery of the Premises to Tenant shall be upon substantial completion of the Landlord’s Work as outlined in Exhibit C. Landlord’s Work shall commence on or before December 31, 2016 (the “Outside Commencement Date”). If Landlord has not commenced by the Outside Commencement Date, Tenant shall have the right to terminate this Lease, and neither party shall have any further liability to the other. Substantial completion of the Landlord’s Work shall occur on or before April 1, 2018(the “Outside Completion Date”)- If Landlord has not completed Landlord’s Work by the Outside Completion Date, Tenant shall have the right to terminate this Lease, and neither parly shall have any further liability to the other or extend the time for  Landlord to complete. The Outside Completion Date shall be extended arising out of a force majeure event, not to exceed one hundred eighty (180) days.

3. Landlord Address. The address of the Landlord in Section 7 of the Lease is hereby amended as follows:

Sunset Southstar, LLC
c/o Tribek Properties
Suite 425
2820 Selwyn Avenue
Charlotte, North Carolina 28209
akelly@tribek,com
Attention: Alex Kelly
Direct Office Phone: 704-714-2852

All rentals and other sums to be paid by Tenant to Landlord shall be delivered to Landlord at the address above.

4. EXHIBIT C The first sentence of Exhibit C to the Lease is deleted and replaced with the following:

“Design Drawings

No later than October 1, 2016, Landlord shall provide Tenant and Tenant’s architect with initial CAD construction drawings for Tenant’s review, revisions/additions to the interior specifics of the plans and additional comments.”

5. Counterparts. This Amendment may be executed in two or more counterparts and shall be deemed to have become effective when and only when one or more of such counterparts shall have been signed by or on behalf of each of the parties hereto (although it shall not be necessary that any single counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument) and shall have been delivered by each of the parties to the other.

6. Ratification. It is mutually understood and agreed that the Lease will remain in full force and effect except as specifically modified and amended by this Amendment. All covenants, terms, obligations, and conditions of the Lease, which are not modified or amended, are hereby ratified and confirmed.

[signatures appear on following pages]

SIGNATURE PAGE FOR
SECOND AMENDMENT TO LEASE AGREEMENT

IN WITNESS WHEREOF, Landlord and Tenant have executed the foregoing Amendment the day and year first above written.

LANDLORD:

Witness:		SUNSET SOUTHSTAR, LLC

		By:	(SEAL)
Print Name:	Alexander G. Kelly	Print Name:	E. Blanton Hamilton, Jr.
		Title:	Manager

TENANT:

Witness:		THE BANK OF SOUTH CAROLINA

		By:	(SEAL)
Print Name:	Costa V. Thomas	Print Name:	Fleetwood Hassell
		Title:	President & CEO